Investor Presentation

Protect Your Investment

– Keep the Momentum Going!

Exhibit 99.1

On August 5, 2005, Cenveo, Inc. (“Cenveo” or “the Company”) filed with the Securities and Exchange Commission a definitive proxy statement on Schedule 14A in connection with a special meeting of its shareholders.  Cenveo’s shareholders are strongly encouraged to read carefully the definitive proxy statement, because it contains important information.  Free copies of the definitive proxy statement are available at the SEC’s web site at www.sec.gov, at Cenveo’s web site at www.cenveo.com, or by directing requests to Cenveo’s proxy solicitor, Innisfree M&A Incorporated, toll free at 1-888-750-5834.

Statements made in this presentation and other written or oral statements made by or on behalf of Cenveo, other than those concerning historical financial information, may constitute “forward-looking statements” within the meaning of the federal securities laws, which are subject to risks and uncertainties, including without limitation: (1) general economic, business and labor conditions,
(2) the ability to implement the Company’s strategic initiatives, (3) the ability to regain profitability after substantial losses in 2002 and
2001 and in the first quarter of 2004, (4) the majority of the Company’s sales are not subject to long-term contracts, (5) the industry is extremely competitive due to over-capacity, (6) the impact of the Internet and other electronic media on the demand for envelopes and printed material, (7) postage rates and other changes in the direct mail industry, (8) environmental laws may affect the
Company’s business, (9) the ability to retain key management personnel, (10) compliance with recently enacted and proposed changes in laws and regulations affecting public companies could be burdensome and expensive, (11) the ability to successfully identify, manage and integrate possible future acquisitions, (12) dependence on suppliers and the costs of paper and other raw materials and the ability to pass paper price increases onto customers, (13) the ability to meet customer demand for additional value-
added products and services, (14) changes in interest rates and currency exchange rates of the Canadian dollar, (15) the ability to manage operating expenses, (16) the risk that a decline in business volume or profitability could result in a further impairment of goodwill, and (17) the ability to timely or adequately respond to technological changes in the Company’s industry.

Discussion of additional factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations is set forth under Management's Discussion and Analysis of Results of Operations and Financial
Condition in the Cenveo Annual Report for the fiscal year ended December 31, 2004, and in the Company's other SEC filings.  A copy of the annual report is available on the Company's Web site at http://www.cenveo.com.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond
Cenveo’s control.  Cenveo cautions investors that any forward-looking statements made by the Company are not guarantees of future performance.  These statements are based on current expectations and speak only as of the date of such statements.  Cenveo disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements, whether as a result of future events, new information or otherwise.

Table of Contents

Ensure the Future of Your Investment in Cenveo

Vote Against Proposals 1-5 and for Proposal 6 on the Gold Proxy Card Today

Sections

Title

Title

1

Introduction

4

2

Industry overview

11

3

Cenveo today

15

4

Operations

23

5

Sales and marketing

26

6

Cost reduction progress

33

7

Projections

38

8

Conclusion

47

Introduction

Introduction

We have a plan for creating shareholder value

That plan is working

Challenges are being met

The business is being transformed

Considerable momentum has already been established

Protect your investment

Keep the momentum going

Transformation – aimed at increasing shareholder value

Introduction

Significant changes have already taken place at Cenveo

Strategic sales group formed to sell and service large national customers

Implementation of a company-wide sales coordination and management program

Expanded offerings and improved service by leveraging Cenveo’s “hub and spoke”
capabilities

Standardization of technology platforms and operating procedures

Implementation in June 2005 of $20m of SG&A cost reductions

Jim Malone joined Cenveo as President and CEO on June 27, 2005

First class track record of operational turnaround and creating shareholder value

Transformation – aimed at increasing shareholder value (cont’d)

Introduction

Since June 27, Jim Malone has reviewed Cenveo’s operations from the ground up, visiting more than 26 facilities and speaking at length with employees, customers and suppliers.  He has acted to:

Flatten and streamline the corporate management structure

Bureaucratic and redundant management layers removed

Identify and initiate a further $35m of cost reductions (in addition to the $20m cost reduction program announced in June), with minimal disruption to the business

Relocate corporate headquarters to a smaller and cheaper location in Denver

Increase customer focus and plant efficiency across the organization

Focus management on reaching enhanced EBITDA goals

Renew emphasis on working capital management and cash flow generation

Transformation – aimed at increasing shareholder value (cont’d)

Introduction

Jim Malone and his team are rigorously focused on realizing the full potential of Cenveo through:

Continued enhancement of the base businesses

Improved profitability in the base businesses

Acceleration of strategic sales momentum

Leveraging Cenveo’s strengths

Strong customer and operations focus

National and local accountability

Strategic sales initiatives

Reinforcement of regional printing businesses

Promotion of customized printing solutions

Promoting a culture of profitable business expansion

Transformation – aimed at increasing shareholder value (cont’d)

Introduction

Strong growth, profitability and cash flow generation going forward:

2006P – Revenues  $1.8bn – $1.9bn; EBITDA  $190m – $210m; FCF(1) $65m – $85m

2007P – Revenues  $2.0bn – $2.1bn; EBITDA  $210m – $230m; FCF(1)  $70m – $90m

2008P – Revenues  $2.2bn+; EBITDA  $250m+; FCF (1)  $130m+

Disciplined and responsible focus on overhead and costs

$55m of cost reductions already identified (since June 2005) with minimal disruption to the business

Operational efficiencies being driven across all facilities

Continued measurement and implementation of efficiency initiatives and profit enhancement measures

Further profit enhancement measures under consideration

Sourcing/procurement

Selected pricing initiatives

Six sigma

Enhanced focus on working capital, cash flow management and debt paydown

Cenveo continues to be open to all strategic alternatives

(1)  FCF = Free Cash Flow available for debt paydown (as defined in Projections section).  2007P FCF is net of $14m of expansion capital spending as per
Projections section

Introduction

Cenveo is on the right track – don’t derail it!

Cenveo would be damaged by a disruptive change in management and operations; the
Company is on the right track; let’s keep the momentum going!

Subject

Cenveo

Burton

Management

Reorganized and streamlined

–

Focus on operations and customers

–

Extensive printing and envelope experience

–

Jim Malone has made a 3 year commitment

Family (three sons identified) and others

(unidentified)

–

No envelope expe

rience

–

Unclear experience in strategic sales

Cost cutting

$55m being implemented in 2005 without

business disruption

$50m proposed (but not identified) in

yr. 1 accompanied by major management

overhaul ($50m is prior to Cenveo’s

$55m plan)

Headquarte

rs

Relocating to smaller and cheaper location in

Denver

Propose to relocate to

Greenwich, CT

Specific operating plan

Yes

–

based on profitable growth and long

-

term value creation for all shareholders

Unclear (Cenveo is more than a printing

company)

“Slash and burn” not optimal for Cenveo in

long term

Specific earnings targets

EBITDA run rate $190m

–

$210m in 2006

Unclear

Continuity

No disruption

No change of control issues

Major management and operational

changes

Significant change of control pay

ments

triggered in debt and severance

Industry overview

Industry overview

Rapidly evolving technologies

Changing customer profiles and demands

Regional vs. national

Customized vs. commodity

Competition

Consolidation

Other industry changes/challenges

An industry in transition

Industry overview

Cenveo competes in a $60b market

Commercial market overview

Periodicals

Paperback books

Free-standing inserts

Directories

Long-run business forms

Financial printing

Newspapers

Markets in which Cenveo
does not compete

RR Donnelley

Quebecor World

Banta

Bowne

Valassis

Cadmus

Vertis

GTC / Transcontinental

Key players in the markets in which
Cenveo does not compete

Total market:
$175b

Market in which Cenveo
does not compete $115b

$6b

$4b

Key players                                             Sales

RR Donnelley                                         $3.5b
(Moore-Wallace)

Cenveo                                                    $1.8b

Customized printing –
broad product offerings

Key Players                                            Sales

Consolidated Graphics                       $770m

National Williamhouse                        $650m

Quebecor World (portion)                  $600m

MeadWestvaco (portion)                    $400m

American Color                                    $400m

Tension                                                 $300m

Atlantic                                                  $200m

Customized printing –
limited product offerings
(including envelopes)

Closely held / local

$50b

Source:  Management and public documents

Market overview

One of the largest and most fragmented industries in the U.S.

Estimated sales of $157 billion in 2003 generated by more than 44,500 companies 1

Market in which Cenveo competes is defined by run lengths and the degree of customization of end products

Long-run printers generally sell capacity, largely on a contractual basis

Short-run includes walk-in, retail store fronts (e.g., FedEx Kinko’s) printing small quantities

Cenveo fits between the two ends of the spectrum

Industry overview

Commercial print

1  Source:  Printing Industries of America, Inc. – 2004 Print Market Atlas

Print industry by degree of customization of end products

RR Donnelley                                                 (Moore-Wallace)

Cenveo

Quebecor World

Consolidated Graphics

Sir Speedy

FedEx Kinko’s

Capacity sellers

Long run

Located where economical

Commodity pricing and approach

Pricing behavior driven by machine capacity

Service oriented

Short run

Located near customers

Every print unique

Pricing driven by labor capacity

Commercial print market in which Cenveo competes is estimated to be

$56 billion (serviced by 20,000+ businesses) – this excludes the resale market (labels, documents, custom envelopes and wholesale/retail envelopes)

Cenveo today

Cenveo’s geographic footprint and product/service breadth create the platform to deliver the right value proposition

Cenveo today

Leading provider of visual communication solutions

Products include commercial printing, envelopes, business documents and labels

Value-added services include mailing, fulfillment, design and eCommerce

Successfully filling the rapidly growing demand for enterprise solutions

Broad geographic platform with 84 strategically located facilities to produce and deliver solutions

9,400 employees, > 550 selling to > 85,000 customers

Recent investments to improve and grow the business include:

Strategic sales team

Sales management process

Increased use of “hub and spoke” capabilities

Systems standardization

Selected growth capital (e.g., Labels)

2005 cost reduction programs expected to yield $55 million of annualized savings

Additional profitability enhancement measures being considered as part of a rigorous and continuing process

Cenveo today

Broad manufacturing and distribution network

Cenveo operates 84 manufacturing and fulfilment facilities across the U.S. and Canada –
providing an unrivalled geographic and service footprint

Manufacturing and facilities

Operating strengths

Cenveo today

Customer/
market
positioning

Unrivaled
geographic
footprint

Maximizing
benefits of
size

Experienced
management

Breadth of products and
services provides “one-stop
shop” and cross-selling
opportunities

Unmatched manufacturing
and service capabilities

Largest envelope
manufacturer in North
America

Network of Strategic Sales
relationships

Largest multi-site installed
base of HP Indigo color
digital presses

Leading provider of new car
brochures

Leading printer of annual
reports

Cenveo’s coverage is
attractive to multi-location
customers

Distribution hubs (mailing
and fulfillment) deliver quick
“time to mailbox”

Web, sheetfed and digital
presses are part of a “hub
and spoke” model

Purchasing power

Best practices and
benchmarking

Significant capital
investments

“Distribute and print”

Experienced management
team

Voted #2 most admired
company in industry –
Fortune Magazine 2004

Top 1% corporate
governance quotient (CGQ)
rating

Sappi North American
Printer of the year 2004

Industry leading safety
record

Jim Malone and his team seek to leverage Cenveo’s operating strengths to grow profitably

Product line contribution

Cenveo today

2006P sales: $1.8bn – $1.9bn

2006P EBITDA: $190m – $210m

Envelope businesses represent approximately $790m

Envelope businesses represent approximately $100m

Cenveo is more than just a printing company (approximately 50% of profits contributed by envelope businesses)

Within printing, products and services tailored to national accounts are the heart of the
Strategic Sales story and Strategic Sales are the engine to Cenveo’s growth projections

Jim Malone brings a broad business skill-set and expertise to Cenveo’s business model

Envelopes

Envelopes

Cenveo today

James R. Malone installed as President and CEO – June 2005

Jim has a proven track record of helping companies restructure, grow and prosper

Most recently, Jim was founding and managing partner of Qorval, LLC, a financial and business restructuring firm based in Naples, FL

In this capacity, he assumed the role of Chief Executive Officer of several companies, including
Mail Contractors of America, Inc., Avborne, Inc. and Brown Jordan International

Jim led the restructuring team at InaCom Corporation, a $5 billion public company with over 10,000 employees that was a leading single source provider of information technology products and services to Fortune 1000 companies

In addition, Jim’s successful career includes CEO positions with Anchor Glass Container
Corporation, a leading glass container manufacturer; Grimes Aerospace, a global provider of integrated avionics, engines, systems and service solutions for the airline industry; and Purolator
Products Company.  Under Jim’s leadership, Purolator’s market capitalization grew from $12 million to $350 million

He currently serves on the boards of AmSouth Bancorporation (NYSE) in Birmingham, AL,
Ametek, Inc. (NYSE) in Paoli, PA, and Brown Jordan International, Inc. in Pompano Beach, FL

New CEO – New direction

Cenveo today

New CEO – New direction (cont’d)

New management structure

Accounting

Treasury

General

Counsel

CIO

CEO & President

Jim Malone

President

Supremex

Gilles Cyr

President

Resale

Allen Conway

President

Print

Gordon Griffiths

President

U.S. Envelope

Rob Young

Senior Vice President

Chief Financial Officer

Michel Salbaing

Vice President

Human Resources

Brian Hairston

President – Strategic

Sales

Keith Larson

Business

Development

Internal

Audit

Jim Malone has flattened the corporate management structure

Jim has seven direct reports (five of whom are directly responsible for operations)

Five reporting levels now exist between Jim and the plant floor
(two layers of management have effectively been removed)

Staff administrative functions are focused on servicing operations and ensuring regulatory compliance

Key operators have been moved back into the field

The organization is now in a better position to quickly respond to opportunities and challenges

Cenveo today

Operational excellence

Facility by facility operating efficiencies

Purchasing leverage

Benchmarking and best practices

Coordinated information systems

Shared services

Focused sales and marketing

Profitable sales growth

Sell breadth and depth of Cenveo platform

Sales management process

Acceleration of strategic sales

Disciplined overhead and cost management

Flat and streamlined corporate management function

Corporate structure focused on supporting operations
and compliance

New CEO – New direction (cont’d)

Corporate strategy

Disciplined cash flow generation and working capital
management

The businesses generate strong and steady cash flows
affording the opportunity for significant debt paydown

Working capital requirements continuously monitored
and optimized

Grow human capital

Industry-leading safety programs

Culture of employee empowerment

Performance management and succession planning

Efficient capital allocation

Reallocate and invest capital from mature, slow growth
businesses into faster growth opportunities

Targeted M&A to strengthen existing markets and
expand capabilities

Exit under-performing businesses

Operations

Operations

Streamlined management

Headquarter operating staff moved to operating locations

Relocating to smaller and cheaper headquarter location in Denver

Eliminated two layers of management

Direct “line of sight” from CEO to operations

Focus on operating efficiency

Operating management now in field

Reporting lines shortened

Hands-on management will drive increased profitability

Plant closings/consolidations

Reduced management overhead – retaining critical expertise

Opportunity to drive a substantial amount of margin improvement in print side

Increase efficiencies at the plant level

Enhanced agility

Flattened organizational structure allows faster decision-making

Capitalizing on local market opportunities

Challenges being met

Cenveo is customer focused, operationally oriented and re-energized

Operations

Growing the top-line

Customer-centric, re-dedication to service

Top-of-the-line national and regional service will generate significant top-line growth

Local focus can insulate from industry trends

Driving customer response and value

Improved margins for both Cenveo and customer

Cenveo will continue to grow from a technology and capability perspective

Evaluation continues

Necessary changes being identified and implemented

Challenges being met (cont’d)

Sales and marketing

Sales and marketing

Cenveo’s “hub and spoke” capabilities enable sales representatives to meet the needs of customers by selling into the Company’s geographic and product/service breadth

Hub and spoke model – Commercial

“Hub and Spoke” sales model

27

Web Offset Printing

Mailing

Fulfillment

Color Digital

Sales and marketing

Strategic sales overview

Strategic sales margins are significantly higher than the margins of the base print business

Mission is to support large and/or multi-location customers with multi-product needs who benefit most from Cenveo’s full value proposition

Poised to meet the growing need for single-source solution providers required by larger, more sophisticated customers

Vertical market focus, including travel and leisure, health services, financial services and technology

Team members report to a group separate from local sales teams

Sales support provided by central sales operation team along with local facilities

After making a significant investment in the Strategic Sales team and having achieved $147 million in sales in 2003, Cenveo achieved more than $40 million incremental growth in 2004

Cenveo projects strategic sales growth of $60m in 2006 and $60m-$100m in 2007

Strategic sales

Strategic sales growth alone is projected to provide overall growth for Cenveo of 3%

Sales and marketing

The effect of technology on Strategic Sales

1980

1990

2000 forward

Designer

Typesetter

Pre-press

Printer

Finishing

Fulfillment/
mailing

Designer

Printer

Fulfillment/
mailing

Designer

“Solution
provider”

Strategic sales (cont’d)

Cenveo’s strategic sales team is meeting the demand for solution providers

For Every $1 Spent on Print…

Sources: IDC, CAPV

This is the NEW value chain!

Another $6 is spent on Content and Fulfillment

Content is a $1 Trillion Market

True cost of business communication

Sales and marketing

Process

Data

Design

Compose

RIP

Finish

Fulfill

Distribute

Track

Response

Repository

Print

Sales and marketing

Case studies – Strategic selling success stories

In 2002, Cenveo purchased Company A’s in-house print and fulfilment center in Minneapolis, along with four other satellite locations

In 2004, during the second year of a five year agreement, the Company serviced over $65 million of work

The world-class SAP technology platform that runs fulfillment operations has been built to accommodate additional customers

Service model for Company B provides end to end service across the visual communications value chain

In 2005, projected sales are $10 million, to be produced at 12 Cenveo plants

This model ensures brand consistency and integrity by printing through a common color standard enabled by Cenveo ColorScience TM

Company A –
Leading financial
services company

Company B –
Leading software
company

Sales and marketing

Case studies – Strategic selling success stories (cont’d)

Company C’s account has grown from $3 million serviced out of one facility in Seattle to $20 million serviced by 26 local sales representatives at 20 Cenveo facilities (driven by the Minneapolis fulfilment hub)

In 2005, Cenveo created a digital print-on-demand solution driven by an automated online ordering system

Under a three year contract, Company D’s 400 strong dispersed sales force can place on-demand print orders for 600 different items, and personalize print communications

Cenveo solution saves Company D approximately 40% compared to previous production model

Company C –
Leading hotel and
leisure company

Company D –
Leading medical
device company

Cost reduction progress

Cost reduction progress

$55 million in savings already identified

Run rate of $190 million EBITDA expected by end of Q4 2005

Potential for further profitability enhancement

Selected pricing initiatives

Procurement/sourcing efficiency

Six sigma

Results to date –
Cost reduction initiatives

Cost reduction progress

June SG&A Cost Reduction Program Progress

June Cost Reduction Program Progress

Of the $20m of SG&A cost reductions announced in June, approximately $6m are related to
Selling and $14m related to G&A

Cash cost to achieve $20m of cost savings is $5.7m

35

($ in millions)

Already

Expected

Target

Achieved

Completion

Commercial

11.7

$

10.2

$

11/1/2005

Resale

4.0

2.9

10/14/2005

Corporate

4.3

4.0

12/31/2005

Total

20.0

$

17.1

$

Cost reduction progress

July Cost Reduction Program Progress

July Cost Reduction Program Progress

Cash cost to achieve $35 million of savings is estimated at $5 to $8 million

36

($ in millions)

Expected

Target

Achieved

Completion

SG&A

4.6

$

0.9

$

10/1/05

Fixed Overhead

19.8

1.7

12/31/05

Closure of Underperforming Plants

5.7

0.5

12/31/05

Headquarters Reduction

1.4

1.4

Completed

Headquarters Move

1.1

-

10/1/05

Other

2.3

-

12/31/05

35.0

$

4.6

$

Cost reduction progress

Additional cost reduction opportunities

Opportunities currently under consideration:

Selected pricing initiatives

100% purchasing compliance

Six sigma

Projections

Projections

Projection ranges ($ in millions)

Summary of projections

39

(2)

(2)

Notes

1

EBITDA is net of projected incremental operating lease expense of $6.2m in 2006, $6.3m in 2007 and $6.7m in 2008, which replaces cash capital expenditures of $30.6m in 2006, $31.1m in 2007 and $32.6 in 2008

2    Includes expansion spending of $14m

FYE December 31,

2006P

2007P

2008P

Net Sales

$1,825

-

$1,925

$1,950

-

$2,050

$2,172

+

EBITDA

(1)

190

-

210

210

-

230

250

+

Margin

10.4%

-

10.9%

10.8%

-

11.2%

11.5%

Operating Income (EBIT)

140

-

160

157

-

177

196

+

Margin

7.7%

-

8.3%

8.0%

-

8.6%

9.0%

Net Income

46

-

58

58

-

70

97

+

EPS

$0.92

-

$1.16

$1.16

-

$1.41

$1.94

+

Cash Capex

(1)

(31)

-

(31)

(45)

-

(45)

(33)

EBITDA - Capex

159

-

179

165

-

185

217

+

Cash flow available to repay debt

64

-

83

72

-

93

132

+

Net Debt

694

-

674

622

-

581

450

Net Debt/EBITDA

3.7x

-

3.2x

3.0x

-

2.5x

1.8x

EBITDA/Net Interest

2.9

-

3.2

3.4

-

3.7

4.2

Projections

Revenue by product line

Revenue breakdown

40

($ in millions)

2006P

2007P

2008P

Sales

Commercial

Printing

$961

$1,065

$1,168

Domestic Envelope

364

373

383

Supremex

170

173

176

Total Commercial

$1,495

$1,612

$1,727

Resale

Labels

$125

$131

$138

Documents

87

85

82

Custom Envelopes

40

41

42

Wholesale/Retail Envelopes

216

220

225

Total Resale

$467

$478

$486

Eliminations

(37)

(39)

(41)

Total Company

$1,925

$2,050

$2,172

Projections

EBITDA by product line

EBITDA breakdown

41

($ in millions)

2006P

2007P

2008P

EBITDA

Commercial

Printing

$105

$120

$138

Domestic Envelope

33

32

33

Supremex

40

41

41

Region expense

(3)

(3)

(3)

Segment

(12)

(12)

(13)

Total Commercial

$163

$179

$197

Resale

Labels

$33

$34

$36

Documents

6

8

7

Custom Envelopes

11

12

12

Wholesale/Retail Envelopes

19

21

23

Segment

(3)

(4)

(5)

Total Resale

$65

$70

$73

Corporate HQ

(17)

(19)

(20)

Total Company

$210

$230

$250

Projections

Sales growth and EBITDA margins by product line

Growth and margins summary

42

Sales Growth

2006P

2007P

2008P

Commercial

Printing

10.2%

10.9%

9.7%

Domestic Envelope

2.3%

2.3%

2.8%

Supremex

2.5%

2.2%

1.4%

Total Commercial

7.4%

7.9%

7.3%

Resale

Labels

5.0%

5.0%

5.0%

Documents

(3.3%)

(1.4%)

(4.5%)

Custom Envelopes

3.0%

3.0%

3.0%

Wholesale/Retail Envelopes

2.5%

2.0%

2.0%

Total Resale

2.1%

2.3%

1.7%

Total Company

6.1%

6.6%

6.0%

EBITDA Margin

2006P

2007P

2008P

Commercial

Printing

10.9%

11.3%

11.8%

Domestic Envelope

9.0%

8.7%

8.7%

Supremex

23.3%

23.4%

23.4%

Total Commercial

11.0%

11.3%

11.6%

Resale

Labels

26.3%

26.3%

26.3%

Documents

6.4%

9.4%

8.8%

Custom Envelopes

27.9%

28.1%

28.4%

Wholesale/Retail Envelopes

8.6%

9.3%

10.1%

Total Resale

13.7%

14.7%

15.2%

Total Company

10.9%

11.2%

11.5%

Projections

Income Statement projection ($ in millions)

Summary Income Statement (high end of range)

Notes

1

EBITDA is net of projected incremental operating lease expense of $6.2m in 2006, $6.3m in 2007 and $6.7m in 2008, which replaces cash capital expenditures of $30.6m in 2006, $31.1m in 2007 and $32.6 in 2008

2     U.S. operations are projected to utilize all remaining net operating loss carry forwards in 2008.  Therefore, the company will record the benefit of releasing approximately $12.8 million of valuation allowance that will be recorded against the net operating losses generated in 2005.  The recognition of this benefit results in a decrease in the overall 2008 effective tax rate when compared to 2006 & 2007

3     Calculated as (Tax-Effected EBIT)/(Avg. Adjusted Assets), where Adjusted Assets is defined as Total Debt plus Book Equity

43

(2)

FYE December 31,

2006P

2007P

2008P

Net Sales

$1,925

$2,050

$2,172

Growth

6.2%

6.5%

6.0%

EBITDA

(1)

210

230

250

Margin

10.9%

11.2%

11.5%

Operating Income (EBIT)

160

177

196

Margin

8.3%

8.6%

9.0%

Net Interest Expense

(65)

(62)

(59)

Other Non-cash Charges

-

-

-

Pretax Income (EBT)

$94

$115

$137

Effective Tax Rate

38.5%

39.0%

29.6%

Taxes

(36)

(45)

(41)

Net Income

$58

$70

$97

Diluted Shares Outstanding

50

50

50

EPS

$1.16

$1.41

$1.94

Growth

n.m.

24.6%

40.2%

ROCE

(2)

10.4%

11.7%

15.6%

Projections

Cash flow statement projection ($ in millions)

Cash Flow Statement (high end of range)

44

FYE December 31,

2006P

2007P

2008P

Operating

Net Income

$58

$70

$97

Depreciation

45

48

51

Amortization

5

5

2

Deferred income taxes

16

30

25

(Increase)/decrease in  Working Capital

(15)

(19)

(14)

Other

3

3

3

Total

$113

$138

$165

Investing

Gross Capex

($61)

($62)

($65)

Less amount financed through operating leases

31

31

33

Net Capex

(31)

(31)

(33)

Expansion Spending

-

(14)

-

Total

($31)

($45)

($33)

Cash Available for debt repayment

$83

$93

$132

Projections

Balance sheet projection

Balance Sheet (high end of range)

45

($ in millions)

12/31/04

12/31/05

12/31/06

12/31/07

12/31/08

Cash

$1

-

$

$11

$92

$225

Accounts receivable

251

251

262

275

286

Inventory

111

115

119

124

130

Prepaids

46

43

43

43

44

$409

$409

$435

$535

$685

Net PP&E

$363

$335

$321

$314

$295

Other assets

$58

$56

$54

$52

$50

Intangible assets

29

23

18

13

10

Goodwill

306

305

305

309

309

Total Assets

$1,165

$1,129

$1,133

$1,223

$1,349

Accounts payable

$164

$158

$158

$158

$161

Other current liabilities

123

123

123

124

125

$287

$281

$281

$283

$286

Total debt

$770

$757

$687

$675

$674

Deferred income taxes

11

(147)

(130)

(100)

(75)

Other liabilities

41

41

42

42

43

Equity

57

196

253

323

422

Total Liabilities and Shareholders Equity

$1,165

$1,129

$1,133

$1,223

$1,349

Projected margin improvements are not out of line with the industry

Notes

1     Based on Wall Street Research reports

(1)

CVO margins versus comparable printing companies

Projections

Printing ($m)

EBIT Margin

Company

2006E

Consolidated Graphics (CGX)

7.8%

RR Donnelley & Sons (RRD)

10.6%

Banta (BN)

7.3%

Bowne (BNE)

5.7%

Quebecor (IQW)

8.0%

Cenveo (CVO)

7.7% - 8.3%

Conclusion

Conclusion

Robust market position

Cost reduction achievements and further opportunities

Strong cash flow generator

Well-positioned for growth

Strategic Sales strategy showing real traction

Moving from “print” to “fulfilment”

Advanced technology and systems

Leveraged with flexible balance sheet

Platform for accretive consolidation

You have a valuable investment – protect it

Ensure the Future of Your Investment in Cenveo

Vote Against Proposals 1-5 and for Proposal 6 on the Gold Proxy Card Today

Regulation G disclosure

We believe the line item entitled: “Net Income" is the most directly comparable GAAP measure to EBITDA.  A reconciliation of
EBITDA to the line item entitled “Net Income" is presented below:

49

Note:  This schedule is a reconciliation of net income to EBITDA which we define as earnings before interest, taxes, depreciation, amortization, non- cash charges from asset impairments and gains and losses recognized on divestitures. Additionally, we exclude the impacts of restructuring and related charges and the EBITDA of divested operations. EBITDA should not be considered as an alternative to any measure of operating results as promulgated under accounting principles generally accepted in the United States (such as operating income or net income), nor should it be considered as an indicator of our overall financial performance. EBITDA does not fully consider the impact of investing or financing transactions as it specifically excludes depreciation and interest charges, which should also be considered in the overall evaluation of results. Additionally, our method of calculating EBITDA may be different from the method used by other companies, and therefore, comparability may be limited. EBITDA has not been provided as a measure of liquidity. We believe EBITDA provides useful supplemental information to investors since it excludes the impact of investing or financing transactions on our operating results.

              This presentation is based in part on management's estimate of EBITDA for the years ended December 31, 2006, 2007 and
2008. Cenveo expects certain known GAAP charges for 2006-2008, as presented in the schedule above. Other GAAP charges excluded from the estimated EBITDA are possible, but their amounts are dependent on numerous factors that we currently cannot ascertain with sufficient certainty or are presently unknown. These GAAP charges, such as potential asset impairment charges, potential restructuring costs or potential tax valuation allowances are dependent upon future events and valuations that have not yet been performed.

Reconciliation of EBITDA to GAAP Net Income

2006P

2007P

2008P

Net Income

$56

$70

$97

Depreciation

45

48

51

Amortization

5

5

2

Taxes

36

45

41

Interest

65

62

59

Restructuring costs

2

-

-

EBITDA

$210

$230

$250